SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 13, 2003

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

Exhibit No.	Document

99.1	Press release dated August 13, 2003.

Item 12.    Results of Operations and Financial Condition.

On August 13, 2003, Dynegy Inc. (“Dynegy”) issued a press release updating its liquidity position and its 2003 earnings guidance estimate. A copy of Dynegy’s August 13th press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference. In accordance with SEC Release No. 33-8176, the information contained in such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Dynegy management will hold an investor conference call at 11 a.m. EDT (10 a.m. CDT) on Wednesday, August 13, 2003 to review its second quarter 2003 financial results, discuss the completion of key aspects of its refinancing and restructuring plan and update its 2003 guidance estimate. A live simulcast of the conference call, together with the related presentation (including the required reconciliation information), will be available on the Internet in the “News and Financials” section of www.dynegy.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: August 13, 2003	By:	/s/ J. KEVIN BLODGETT
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated August 13, 2003.